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                                                                   Exhibit 99.46
                       GE CAPITAL MORTGAGE SERVICES, INC.

                                   MARCH 1997

                               MONTHLY STATEMENT

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-17

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 1-A1 ....   $   11.75153199             Class 2-A1 ....   $   23.76259897
                  ---------------                               ---------------
Class 1-A2 ....   $   11.75153197             Class 2-A2 ....   $    6.97517001
                  ---------------                               ---------------
Class 1-A3 ....   $   10.50180671             Class 2-A3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A6 ....   $    0.00000000             Class 2-A5 ....   $    3.09180731
                  ---------------                               ---------------
Class 1-A7 ....   $    0.00000000             Class 2-PO ....   $    4.09916362
                  ---------------                               ---------------
Class 1-A8 ....   $    0.00000000             Class 2-M .....   $    3.09180769
                  ---------------                               ---------------
Class 1-A9 ....   $    0.00000000             Class 2-B1 ....   $    3.09180769
                  ---------------                               ---------------
Class 1-M .....   $    0.64689747             Class 2-B2 ....   $    3.09181090
                  ---------------                               ---------------
Class 1-B1 ....   $    0.64689747             Class 2-B3 ....   $    3.09179487
                  ---------------                               ---------------
Class 1-B2 ....   $    0.64689514             Class 2-B4 ....   $    3.09179487
                  ---------------                               ---------------
Class 1-B3 ....   $    0.64689234             Class 2-B5 ....   $    3.09179885
                  ---------------                               ---------------
Class 1-B4 ....   $    0.64690000
                  ---------------
Class 1-B5 ....   $    0.64689031
                  ---------------
Class 1-R .....   $    0.00000000
                  ---------------
Class 1-RL ....   $    0.00000000

                  ---------------

     Principal Prepayments included in the above principal distribution (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution
     Date):

Class 1-A1 ....   $   10.78659060             Class 2-A1 ....   $    9.89052626
                  ---------------                               ---------------
Class 1-A2 ....   $   10.78659058             Class 2-A2 ....   $    2.90322209
                  ---------------                               ---------------
Class 1-A3 ....   $    9.63948272             Class 2-A3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A5 ....   $    0.00000000             Class 2-A4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A6 ....   $    0.00000000             Class 2-A5 ....   $    1.28687950
                  ---------------                               ---------------
Class 1-A7 ....   $    0.00000000             Class 2-PO ....   $    1.70616377
                  ---------------                               ---------------
Class 1-A8 ....   $    0.00000000             Class 2-B1 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-A9 ....   $    0.00000000             Class 2-B2 ....   $    0.00000000
                  ---------------                               ---------------

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Class 1-M .....   $    0.00000000             Class 2-B3 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B1 ....   $    0.00000000             Class 2-B4 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B2 ....   $    0.00000000             Class 2-B5 ....   $    0.00000000
                  ---------------                               ---------------
Class 1-B3 ....   $    0.00000000
                  ---------------
Class 1-B4 ....   $    0.00000000
                  ---------------
Class 1-B5 ....   $    0.00000000
                  ---------------
Class 1-R .....   $    0.00000000
                  ---------------
Class 1-RL ....   $    0.00000000
                  ---------------


     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to Interest; Pay-out Rate:

                    Class 1-A1 ....      $    5.53609403           7.00000000%
                                         ---------------      ---------------
                    Class 1-A2 ....      $    6.12924675           7.75000000%
                                         ---------------      ---------------

                    Class 1-A3 ....      $    4.75243302           5.97500000%
                                         ---------------      ---------------
                    Class 1-A4 ....      $    2.40604352           3.02500000%
                                         ---------------      ---------------
                    Class 1-A5 ....      $    5.83333333           7.00000000%
                                         ---------------      ---------------
                    Class 1-A6 ....      $    6.45833354           7.75000000%
                                         ---------------      ---------------
                    Class 1-A7 ....      $    6.45833333           7.75000000%
                                         ---------------      ---------------
                    Class 1-A8 ....      $    6.45833349           7.75000000%
                                         ---------------      ---------------
                    Class 1-A9 ....      $    6.45833300           7.75000000%
                                         ---------------           ----------
                    Class 1-S .....      $    0.31642976           0.39202640%
                                         ---------------      ---------------
                    Class 1-M .....      $    6.45021638           7.75000000%
                                         ---------------      ---------------
                    Class 1-B1 ....      $    6.45021638           7.75000000%
                                         ---------------      ---------------
                    Class 1-B2 ....      $    6.45021788           7.75000000%
                                         ---------------      ---------------
                    Class 1-B3 ....      $    6.45021088           7.75000000%
                                         ---------------      ---------------
                    Class 1-B4 ....      $    6.45021667           7.75000000%
                                         ---------------      ---------------
                    Class 1-B5 ....      $    6.45021064           7.75000000%
                                         ---------------      ---------------
                    Class 1-R .....      $    0.00000000           7.75000000%
                                         ---------------      ---------------
                    Class 1-RL ....      $    0.00000000           7.75000000%
                                         ---------------      ---------------
                    Class 2-A1 ....      $    5.02006724           7.25000000%
                                         ---------------      ---------------
                    Class 2-A2 ....      $    5.74179069           7.25000000%
                                         ---------------      ---------------
                    Class 2-A3 ....      $    6.04166661           7.25000000%
                                         ---------------      ---------------
                    Class 2-A4 ....      $    6.04166682           7.25000000%
                                         ---------------      ---------------
                    Class 2-A5 ....      $    6.00553488           7.25000000%
                                         ---------------      ---------------
                    Class 2-S .....      $    0.43098591           0.56969871%
                                         ---------------      ---------------
                    Class 2-M .....      $    6.00553205           7.25000000%
                                         ---------------      ---------------
                    Class 2-B1 ....      $    6.00553846           7.25000000%
                                         ---------------      ---------------
                    Class 2-B2 ....      $    6.00552885           7.25000000%
                                         ---------------      ---------------
                    Class 2-B3 ....      $    6.00554487           7.25000000%
                                         ---------------      ---------------
                    Class 2-B4 ....      $    6.00551282           7.25000000%
                                         ---------------      ---------------

                    Class 2-B5 ....      $    6.00554058           7.25000000%
                                         ---------------      ---------------

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     iii) The amount of servicing compensation
          received by the Company during the month   Pool 1            Pool 2
          preceding the month of                     ------            ------
          distribution: ...................         38,904.10         22,073.70
                                              ---------------   ---------------

(b) The amounts below are for the aggregate of all certificates.

     iv)  The Pool Scheduled Principal Balances:
          Number of Mortgage Loans:           $192,507,751.48    $99,904,640.22
                                              ---------------    --------------
                                                          673               314
                                              ---------------   ---------------

     v) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                                        Aggregate Principal  Single Certificate
                                             Balance             Balance
                                        -------------------  ------------------
                    Class 1-A1 ....      $ 57,418,578.04               937.29
                                         ---------------      ---------------
                    Class 1-A2 ....      $ 23,555,114.01               937.29
                                         ---------------      ---------------
                    Class 1-A3 ....      $ 38,825,146.82               943.96
                                         ---------------      ---------------
                    Class 1-A4 ....      $ 38,825,146.82               943.96
                                         ---------------      ---------------
                    Class 1-A5 ....      $  7,290,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A6 ....      $ 16,400,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A7 ....      $ 18,000,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A8 ....      $ 10,525,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-A9 ....      $ 10,000,000.00             1,000.00
                                         ---------------      ---------------
                    Class 1-S .....      $192,507,751.48               961.34
                                         ---------------      ---------------
                    Class 1-M .....      $  2,998,281.03               998.10
                                         ---------------      ---------------
                    Class 1-B1 ....      $  2,998,281.03               998.10

                                         ---------------      ---------------
                    Class 1-B2 ....      $  2,198,805.97               998.10
                                         ---------------      ---------------
                    Class 1-B3 ....      $    899,284.70               998.10
                                         ---------------      ---------------
                    Class 1-B4 ....      $    598,857.73               998.10
                                         ---------------      ---------------
                    Class 1-B5 ....      $    800,402.15               998.10
                                         ---------------      ---------------
                    Class 1-R .....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 1-RL ....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 2-A1 ....      $  9,602,604.92               807.15
                                         ---------------      ---------------
                    Class 2-A2 ....      $ 28,106,424.31               943.39
                                         ---------------      ---------------
                    Class 2-A3 ....      $ 28,633,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A4 ....      $ 22,054,000.00             1,000.00
                                         ---------------      ---------------
                    Class 2-A5 ....      $  7,456,731.41               990.93
                                         ---------------      ---------------
                    Class 2-S .....      $ 93,903,280.17               959.01
                                         ---------------      ---------------
                    Class 2-PO ....      $    187,098.45               987.79
                                         ---------------      ---------------
                    Class 2-M .....      $  1,545,847.31               990.93
                                         ---------------      ---------------
                    Class 2-B1 ....      $    772,923.66               990.93
                                         ---------------      ---------------
                    Class 2-B2 ....      $    618,338.92               990.93
                                         ---------------      ---------------
                    Class 2-B3 ....      $    309,169.46               990.93
                                         ---------------      ---------------
                    Class 2-B4 ....      $    154,584.74               990.93
                                         ---------------      ---------------
                    Class 2-B5 ....      $    463,917.04               990.93
                                         ---------------      ---------------

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     vi)  The following pertains to any real
          estate acquired on behalf of               Pool 1            Pool 2
          Certificateholders:                        ------            ------

          Book Value ......................   $          0.00   $          0.00
                                              ---------------   ---------------
          Unpaid Principal Balance ........   $          0.00   $          0.00
                                              ---------------   ---------------

          The aggregate number of Mortgage Loans
          included in the Principal Balance set
          forth above .....................   $          0.00   $          0.00

                                              ---------------   ---------------

     vii) Aggregate number and aggregate Principal
          Balances of delinquent Mortgage Loans,
          as of the opening of business on the
          related Determination Date,

                                                    Loans      Principal Balance
                                                    -----      -----------------
          Pool 1...........................
         *(1) *30-59 days .................                 8   $  2,488,745.55
                                              ---------------   ---------------
          (2) 60-89 days ..................                 1   $    243,000.00
                                              ---------------   ---------------
          (3) 90 days or more .............                 0   $          0.00
                                              ---------------   ---------------
          (4) in foreclosure ..............                 0   $          0.00
                                              ---------------   ---------------

          Pool 2...........................
         *(1) 30-59 days ..................                 2   $    539,919.02
                                              ---------------   ---------------
          (2) 60-89 days ..................                 0   $          0.00
                                              ---------------   ---------------
          (3) 90 days or more .............                 0   $          0.00
                                              ---------------   ---------------
          (4) in foreclosure ..............                 0   $          0.00
                                              ---------------   ---------------

     viii)The aggregate number of replaced
          Mortgage loans and Scheduled Principal
          Balance:
          Pool 1 ..........................                 0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

     ix)  The aggregate number of modified
          Mortgage loans and Principal Balance:
          Pool 1 ..........................                 0   $          0.00
                                              ---------------   ---------------
          Pool 2 ..........................                 0   $          0.00
                                              ---------------   ---------------

     x)   Certificate Interest Rate of:
              Class 1-A3 Certificates: ..          5.975000%
                                              ---------------
              Class 1-A4 Certificates: ..          3.025000%
                                              ---------------
              Class 1-S Certificates: ...          0.392026%
                                              ---------------
              Class 2-S Certificates: ...          0.569699%
                                              ---------------


                                                     Pool 1            Pool 2
                                                     ------            ------
     xi)  Senior Percentage ................      94.58619300%      96.13257300%
                                              ---------------   ---------------
    xii)  Group I Senior Percentage .......       84.00420800%      88.67073600%
                                              ---------------   ---------------
   xiii)  Group II Senior Percentage .....        10.58198500%       7.46183700%
                                              ---------------   ---------------
    xiv)  Senior Prepayment
          Percentage ......................      100.00000000%     100.00000000%
                                              ---------------   ---------------
     xv)  Group I Senior Prepayment
          Percentage ......................      100.00000000%     100.00000000%
                                              ---------------   ---------------
    xvi)  Group II Senior Prepayment
          Percentage ......................        0.00000000%       0.00000000%
                                              ---------------   ---------------
   xvii)  Group I Scheduled Distribution
          Percentage ......................       94.58619300%              N/A
                                              ---------------   ---------------
  xviii)  Group II Scheduled Distribution
          Percentage ......................        0.00000000%              N/A
                                              ---------------   ---------------

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    xviv) Junior Percentage ...............        5.41380700%       3.86742700%
                                              ---------------   ---------------
     xvx) Junior Prepayment Percentage ....        0.00000000%       0.00000000%
                                              ---------------   ---------------

     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.